UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2013

DISCOUNT DENTAL MATERIALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54381	26-1974399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13455 Noel Road, Suite 1000 Dallas, TX 75240 (Address of principal executive offices) (zip code)

(949) 415-7478 (Registrant’s telephone number, including area code)

92 Corporate Park, C-141 Irvine, CA 92606 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 30, 2013, we entered into a Debt Conversion and Stock Purchase Agreement (the “Clemons Agreement”) with Eric Clemons, one of our executive officers. Under the Clemons Agreement, Mr. Clemons agreed to purchase Eight Hundred Six Thousand Seven Hundred Sixty Five (806,765) shares of our common stock in exchange for cancelling $121,014.75 owed to him under a promissory note dated January 18, 2013 (the “Clemons Note”). The Purchase Price will be paid by the Purchaser to the Company through a Notice of Debt Satisfaction in the form attached to the Clemons Agreement, which evidences the cancellation of the Clemons Note and the full satisfaction all amounts due to the Purchaser by the Company under the Clemons Note.

On December 30, 2013, we entered into a Debt Conversion and Stock Purchase Agreement (the “DeCiccio Agreement”) with Gerald A. DeCiccio, the sole member of our Board of Directors. Under the DeCiccio Agreement, Mr. DeCiccio agreed to purchase Seven Hundred Sixty Nine Thousand One Hundred Eighty Seven (769,187) shares of our common stock in exchange for cancelling $115,378.00 owed to him under a promissory note dated January 18, 2013 (the “DeCiccio Note”). The Purchase Price will be paid by the Purchaser to the Company through a Notice of Debt Satisfaction in the form attached to the DeCiccio Agreement, which evidences the cancellation of the DeCiccio Note and the full satisfaction all amounts due to the Purchaser by the Company under the DeCiccio Note.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Clemons Agreement and the DeCiccio Agreement, on December 31, 2013, we issued Eight Hundred Six Thousand Seven Hundred Sixty Five (806,765) and Seven Hundred Sixty Nine Thousand One Hundred Eighty Seven (769,187) shares of our common stock to Mr. Clemons and Mr. DeCiccio, respectively. Mr. Clemons is our Chief Executive Officer and Mr. DeCiccio is our sole Director. The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact the shareholders were either accredited or sophisticated investors and are familiar with our operations.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Debt Conversion and Stock Purchase Agreement with Eric Clemons dated December 30, 2013

10.2	Debt Conversion and Stock Purchase Agreement with Gerald A. DeCiccio dated December 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discount Dental Materials, Inc.
a Nevada corporation

Dated: January 2, 2014	By:	/s/ Eric Clemons
Eric Clemons
President